Exhibit 10.25

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AMENDED AND RESTATED COLLABORATION AND SERVICES AGREEMENT

THIS AMENDED AND RESTATED COLLABORATION AND SERVICES AGREEMENT (“Agreement”) is effective as of June 26, 2007 (the “Effective Date”) by and between Mednet Healthcare Technologies, Inc., a New Jersey corporation (“Mednet”), with an address at 275 Phillips Boulevard, Ewing, New Jersey 08618 and Transoma Medical, Inc., a Delaware corporation (“Transoma”), with an address at 4211 Lexington Avenue North, Suite 2244, St. Paul, Minnesota 55126-6164, (hereinafter sometimes individually or collectively referred to as a “Party” or the “Parties,” respectively).

RECITALS

A.                                   Mednet has expertise in remote cardiac monitoring services.

B.                                     Transoma is engaged in the design, development and manufacture of products to monitor and collect physiological data from animals and humans.

C.                                     The Parties entered into that certain Collaboration and Services Agreement dated February 27, 2006 (the “Original Agreement”).

D.                                    The Parties desire to amend and restate the Original Agreement in its entirety to provide for additional development and post-commercialization services a provided herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1.                              Affiliates shall mean, with respect to either Party, those entities controlled by, in control of, or under common control with such person.  For the purposes of this definition, “control” by ownership of securities means ownership or control, direct or indirect, of more than fifty percent (50%) of the voting capital or equity participation of an entity.

1.2.                              [******].

1.3.                              Black Box Component shall mean a compiled software program that can only be accessed through an exposed application programming interface (API).  Each Black Box Component should be compatible with Microsoft Windows 2000, XP and Windows Vista operating systems and Microsoft Internet Explorer Web Browser.

1.4.                              Black Box Component Deliverables shall mean the deliverables required for the Black Box Components of the Complete System, consisting of one or several binary program modules such as ActiveX controls, Dynamic Link Libraries (DLL) and the Executable (EXE) files.  The development material include within the Black Box Component

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Deliverables should be limited to application programming interface and deployment documentation.

1.5.                              CMS shall mean the Centers for Medicaid and Medicare Services, a division of the U.S. Department of Health and Human Services.

1.6.                              Commercialization Date shall mean the date of the first sale of the Product in the United States following approval of the Product by the FDA.

1.7.                              Commercialization Statement of Work shall mean the description of activities for the period commencing on the Commercialization Date and the obligations of each Party in the completion of such activities, including but not limited to descriptions of deliverables, timelines and respective responsibilities.  The initial Commercialization Statement of Work is set forth in Exhibit B.

1.8.                              Complete System shall mean the aggregate of a complete set of all of the software and all of the deliverables developed pursuant to this Agreement (including any Statement of Work), and which includes all of the software, Development Materials or Black Box Component Deliverables (as applicable), user documentation and other ancillary materials created as part of the deliverables under Exhibit A-1.  Both Parties understand that the Mednet Back Office System based on the Cardiostation platform is not included in the “Complete System.”

1.9.                              Confidential Information is defined in Section 8.1.

1.10                           [******].

1.11.                        Development Documentation shall mean all architectural diagrams, functional specifications, detailed design specifications, and test cycle documentation relating to the software to be used by a third-party programmer in possession of the source code with the proper skill set and with the appropriate level of training to maintain, support or enhance the Complete System.

1.12.                        Development Materials shall mean (a) the source code for the software and any version of the Complete System, together with all Development Documentation related or pertaining to the software and the Complete System that is or comes to be in the possession of or under the control of Mednet or any of its Affiliates; (b) a reasonably detailed description of all material problems, workarounds and root cause analyses related to the Complete System to the extent such information has been documented in the Development Documentation or the user documentation; (c) a reasonably detailed description of all third-party software (and all significant enhancements, modifications or customizations thereto) used from time to time in the operation and maintenance of the Complete System; and (d) a reasonably detailed description of the hardware requirements and configurations for the operation and maintenance of the Complete System as provided hereunder.  Without limiting the foregoing, insofar as the “development

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environment” employed by Mednet or its Affiliates for the development, maintenance and implementation of the Complete System includes any device, software or documentation not commercially available to Transoma on commercially reasonable terms through readily known sources other than Mednet, the Development Materials shall include all such devices, software or documentation.  The foregoing reference to such “development environment” is intended to apply to any programs, including compilers, “work-benches” tools, and higher-level (or “proprietary”) languages, used by Mednet for the development, maintenance, and implementation of the Complete System.

1.13.                        Development Period shall mean the period of time commencing on the Effective Date and ending on the later of (a) the Commercialization Date or (b) acceptance by Transoma of all deliverables under the Addendum to Commercialization Statement of Work contained in Exhibit A-1, attached hereto.

1.14.                        Development Statement of Work shall mean the description of development activities during the Development Period and the obligations of each Party in the completion of such activities, including but not limited to development objectives, milestones, descriptions of deliverables, timelines, and respective responsibilities.  The initial Development Statement of Work is set forth in Exhibit A.

1.15.                        Disclosing Party is defined in Section 8.1.

1.16.                        ECG Editing Tools is defined in the Addendum to the Development Statement of Work.

1.17                           FDA shall mean the U.S. Food and Drug Administration.

1.18.                        Granting Party is defined in Section 4.3.

1.19.                        HIPAA is defined in Section 2.4(b).

1.20.                        Inventions shall mean processes, machines, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, methods, algorithms, concepts, applications, circuits, devices, user interfaces, and designs.

1.21.                        Joint Inventions shall mean any invention, discovery or idea, whether or not patentable, conceived or developed jointly by both Parties, their employees, agents or consultants in the course of performing work under this Agreement.

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1.22.                        Mednet Inventions shall mean any invention (excluding Joint Inventions), whether or not patentable, conceived or developed by employees of MedNet, in the course of performing work under this Agreement.

1.23.                        Product(s) shall mean Transoma’s Sleuth line of implantable ECG Monitoring Systems including Sleuth and subsequent derivative products.

1.24.                        Provider(s) shall mean the physician, clinic or other healthcare provider involved with the implantation of the Product into, and/or subsequent treatment of, a patient.

1.25.                        Receiving Party is defined in Section 8.1.

1.26.                        Requesting Party is defined in Section 4.3.

1.27.                        Statement of Work shall collectively mean the Development Statement of Work and the Commercialization Statement of Work, and any amendment or addenda thereto.

1.28.                        Term shall mean the term of this Agreement, as described in Section 5.1.

1.29.                        Transoma Inventions shall mean any invention (excluding Joint Inventions), whether or not patentable, conceived or developed by employees or contractors of Transoma, in the course of performing work under this Agreement (including any Statement of Work).  Except as provided in Section 4.2 below, the Complete System, including the Development Materials, is deemed by the Parties to be a Transoma Invention.

1.30.                        Transoma Physician Web Portal is defined in the Addendum to the Development Statement of Work.

1.31.                        [******].

ARTICLE 2

SERVICES AND REPORTING

2.1.                              Development Period.  During the Development Period, Mednet and Transoma shall perform such activities and provide such deliverables as are set forth in the Development Statement of Work, attached hereto as Exhibit A.

2.2.                              Post-Commercialization.  Effective as of the Commercialization Date, Mednet and Transoma shall perform such services and provide such deliverables as are set forth in the Commercialization Statement of Work (collectively with the Development Statement of Work, the “Statement of Work”).

2.3.                              Exclusivity.  In consideration of the Parties’ contributions to the development of certain portions of the Complete System, during the Term of this Agreement, [******].

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2.4.                              Mednet Obligations.

(a)                                  Mednet shall use commercially reasonable efforts to perform its obligations in accordance with the Statement of Work.

(b)                                 Mednet shall comply with all applicable laws and regulations regarding its performance under the Statement of Work including complying with all current governmental regulatory requirements, and with all other federal, state and local laws and regulations as are applicable to the Statement of Work (including but not limited to the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder (“HIPAA”)).  Mednet qualifies as a “covered entity” as that term is defined in HIPAA, and, as such, is subject to, and complies with, HIPAA.  Mednet shall use and disclose, and protect the integrity, confidentiality and availability of, individually identifiable health information Mednet creates, receives, maintains or transmits under this Agreement in accordance with HIPAA and the privacy and security policies and procedures required to be implemented under HIPAA, as summarized in its notice of privacy practices, entitled “Privacy Policy of Mednet Healthcare Technologies, Inc.,” a copy of which has been provided to Transoma.

(c)                                  Mednet shall notify Transoma immediately upon any changes in Mednet’s monitoring procedures, including but not limited to changes in report forms, enrollment forms and Provider notification protocols.

(d)                                 Mednet shall notify Transoma immediately upon becoming aware of any “reportable event” (as defined in 21 C.F.R. § 803.3) with respect to the services provided under this Agreement.

2.5.                              Transoma Obligations.

(a)                                  Transoma shall use commercially reasonable efforts to perform its obligations in accordance with the Statement of Work.

(b)                                 Transoma shall comply with all applicable laws and regulations regarding its performance under the Statement of Work including complying with all current governmental regulatory requirements, and with all other federal, state and local laws and regulations as are applicable to the Statement of Work.

2.6.                              Joint Obligations of Transoma and Mednet.  All disputes regarding changes in scope of the services or deliverables shall first result in a meeting of representatives of both Transoma and Mednet. If resolution is not achieved, then the matter(s) shall be jointly addressed by the President of Mednet and the Chief Executive Officer of Transoma. No legal remedies shall be pursued without exercising these two steps.  Notwithstanding the above, in the event of a breach or threatened breach of Section 2.3 (Exclusivity) or Articles 4 (Intellectual Property) or 8 (Confidential Information) of this Agreement by a

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Party, both Parties hereby consent to the specific enforcement of this Agreement by the other Party through an injunction or restraining order issued by an appropriate court.

2.7.                              Report Format.  All written data provided to a Provider or patient shall bear the approved logos of both Mednet and Transoma, and are subject to Transoma’s prior written approval.  Any changes to the appearance, format or otherwise to such written data must be approved in writing by an authorized marketing representative of Transoma.

2.8.                              Marketing Materials.  All marketing materials or other published material directly relating to the services contemplated by this Agreement shall bear the approved logos of both Mednet and Transoma, and are subject to the prior written approval of both Transoma and Mednet.

2.9.                              Ownership of Data and Reports.  All raw data collected by the Products and all data prepared for or submitted to Transoma by Mednet under this Agreement shall be promptly provided to Transoma, shall belong exclusively to Transoma and shall be deemed to be “Works Made For Hire.” To the extent such works are not deemed to be “Works Made For Hire,” Mednet hereby assigns all proprietary rights in such data to Transoma. Transoma shall have no obligation to Mednet with respect to the use or disposition of such data.  Transoma hereby grants Mednet the right to access such data, whether or not deemed to be “Works Made for Hire,” solely for the purpose of performing Mednet’s obligations hereunder and such right to access shall terminate upon expiration or termination of this Agreement (subject to any obligation of Mednet to provide post-termination services to Transoma pursuant to Section 5.3(e)). In no event shall Mednet have any right to use, transfer, sell or dispose of such data except as specifically contemplated hereunder (including but not limited to Sections 2.4(b) and 8.6 of this Agreement).

2.10                           Changes to Statement of Work.  From time to time during the Development Period, Transoma may, upon consultation with Mednet, reasonably change the requirements under the Statement of Work.  Any change to the Statement of Work reasonably involving a material change to cost, compensation or scheduling provisions shall be made pursuant to Section 10.9 (Amendment) below.  All other changes may be made by Transoma upon written notice to Mednet.

ARTICLE 3

FEES AND PAYMENTS

3.1.                              Mednet Fees.  Mednet shall be responsible for invoicing and receiving payment from providers or third-party payors, as applicable, as compensation for the signal processing services provided hereunder.  The Parties assume that Medicare coverage will be available for services billed by Mednet.  Transoma shall not be involved in billing or payment in any manner.  Should CMS issue a national non-coverage decision for the services so that Medicare may not be billed in any manner for such service, then the fees described in Attachment 1 to the Addendum to the Commercialization Statement of Work

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shall apply.  In such case, Medicare shall not be involved in any manner and shall not be billed.

3.2.                              Transoma Fees.  Transoma shall be responsible for invoicing and receiving payment from providers or third-party payors, as applicable, as compensation for the Transoma products provided hereunder.

3.3.                              Development and Data Hosting Fees.  Transoma shall pay Mednet the Development and Data Hosting Fees set forth in Exhibit A-1 and Exhibit B-1, respectively.

ARTICLE 4
INTELLECTUAL PROPERTY

The Parties contemplate that Inventions may be developed or conceived by either Party alone or by the Parties jointly in furtherance of the development set forth in this Agreement and agree with respect to such inventions as follows:

4.1.                              Ownership of Inventions; Grant of License.

(a)                                  Mednet Inventions shall be the sole and exclusive property of Mednet.  Subject to the terms and conditions of this Agreement, Mednet hereby grants to Transoma (including its employees and subcontractors in the course of performing activities contemplated by this Agreement) a non-exclusive, world-wide, royalty-free license to use Mednet Inventions in conjunction with the Complete System.  The license granted in the previous sentence shall survive the termination of this Agreement for so long as Mednet provides post-termination services to Transoma pursuant to Section 5.3(d) below.

(b)                                 Transoma Inventions shall be the sole and exclusive property of Transoma.  Subject to the terms and conditions of this Agreement, Transoma hereby grants to Mednet a non-exclusive, world-wide, royalty-free license to use Transoma Inventions solely for the purpose of fulfilling Mednet’s obligations under this Agreement.  The Parties agree that the Transoma Physician Web Portal is a “Transoma Invention” for purposes of this Agreement.

4.2.                              Ownership of Joint Inventions.

(a)                                  Joint Inventions shall be owned jointly by the Parties and, except as provided herein, neither Party has any obligation to the other with respect to the use or disposition of such Joint Inventions.

(b)                                 The Parties agree that the ECG Editing Tools, the [******], [******] and the [******] are “Joint Inventions” for purposes of this Agreement.

4.3.                              Additional License to Practice Joint Inventions.  In addition to the licenses granted under Section 4.1 above and to the extent a Party (the “Requesting Party”) requires a license to

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practice any Joint Invention because it incorporates Confidential Information of the other Party (the “Granting Party”) or incorporates a Mednet Invention (with respect to Mednet as the Granting Party) or a Transoma Invention (with respect to Transoma as the Granting Party), and upon the Requesting Party’s request, the Granting Party may consent to grant to the Requesting Party (which consent shall not be unreasonably withheld) a non-exclusive, world-wide, irrevocable, perpetual, royalty-free, fully transferable and assignable license (with the right to grant sublicenses) to make, have made, use, offer to sell, sell and import such Joint Invention.  Notwithstanding any grant of license herein, Confidential Information owned by the Granting Party shall remain subject to the provisions of Article 8 (Confidential Information).

ARTICLE 5

TERM AND TERMINATION

5.1.                              Term of Agreement. This Agreement shall commence on the Effective Date and remain in effect until the third anniversary of the Commercialization Date; thereafter, this Agreement shall automatically renew for successive terms of one (1) year each (unless earlier terminated pursuant to Section 5.2 below).

5.2.                              Termination.  Subject to Section 5.3(b) below, this Agreement or any Statement of Work may be terminated in accordance with the following provisions.

(a)                                  Either Party may elect to not renew this Agreement by giving notice in writing to the other Party six (6) months prior to the end of the then-current term.

(b)                                 Either Party may terminate this Agreement or any Statement of Work at any time by giving notice in writing to the other Party, which notice shall be effective upon dispatch, should the other Party file a petition of any type as to its bankruptcy, become the subject of any involuntary proceeding in bankruptcy not dismissed within thirty (30) days, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership, or otherwise lose legal control of its business.

(c)                                  Either Party may terminate this Agreement or any Statement of Work upon written notice to the other Party of a material breach of this Agreement (including any Statement of Work) by the other Party, which termination shall take effect without further action if such breach remains uncured within thirty (30) days following such notice.

(d)                                 Transoma may terminate this Agreement immediately upon written notice to Mednet of Mednet’s breach of the warranty described in Section 7.1 (Data Integrity) below.

(e)                                  Transoma may terminate this Agreement upon one month’s prior written notice to Mednet of Mednet’s recurrent failure to fulfill its obligations under this

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Agreement.  In the event Transoma terminates this Agreement pursuant to this Section 5.2(e), Mednet shall continue to be bound by the terms of this Agreement for five (5) months following such termination.  “Recurrent failure” means the occurrence of any of the following events on three (3) or more consecutive occasions or on two (2) or more occasions in a rolling three-month period:

(i)                                     A delay of greater than five (5) days in Provider reporting;

(ii)                                  Failure to provide Transoma on a quarterly basis documentation of full compliance training of Mednet’s data review operators;

(iii)                               [******];

(iv)                              Failure to forward any Transoma equipment [******];

(v)                                 [******]; or

(vi)                              [******].

(f)                                    The Parties may mutually terminate this Agreement or any Statement of Work at any time as evidenced in a writing signed by both Parties.

(g)                                 Transoma may terminate this Agreement and any Statement of Work upon ninety (90) days’ written notice to Mednet for any reason, with or without cause, not contemplated by Section 5.2 (a) – (f).

5.3.                              Rights and Obligations on Expiration or Termination.  In the event of expiration or termination of this Agreement for any reason in accordance with the terms of this Agreement, the Parties shall have the following rights and obligations and as otherwise provided in this Agreement:

(a)                                  Upon expiration or termination of this Agreement for any reason,

(i)                                     Each Party shall sign such documents and perform such acts as reasonably needed to perfect ownership in Joint Inventions, patent applications and patents owned by the other Party as reasonably requested by such other Party and at such other Party’s expense.

(ii)                                  Each Party shall review Joint Inventions still subject to disposition as of the expiration or termination of this Agreement and shall enter into good-faith negotiations together to determine a course of action regarding such Joint Inventions consistent with the terms herein.

(b)                                 The definitions contained in this Agreement and Transoma’s and Mednet’s rights and obligations pursuant to Sections 5.3 (Rights and Obligations on Expiration or Termination), 10.2 (Non-Solicitation) and 10.3 (Disputes) and Articles 4

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(Intellectual Property), 6 (Indemnification), and 8 (Confidential Information) shall survive the expiration or termination of this Agreement together with and any other provision hereof or of any schedule or exhibit hereto which, by its terms, is intended to survive such expiration or termination.

(c)                                  Upon expiration or termination, Mednet retains no license to, shall cease to use, and shall return or destroy all materials and software provided to Mednet by Transoma, including, but not limited to, software for analysis [******].

(d)                                 In the event Transoma non-renews or terminates this Agreement as a result of the acquisition of either Party by a third party, Mednet shall continue to enroll patients under the Commercialization Statement of Work at Transoma’s request for up to one year following the effective date of such expiration or termination (the “Stop Date”).  Mednet shall provide monitoring for all patients enrolled as of the Stop Date for the life of their respective implanted devices.

ARTICLE 6

INDEMNIFICATION AND INSURANCE

6.1.                              Indemnification.

(a)                                  Indemnification by Mednet.  Mednet shall indemnify, hold harmless, defend and protect Transoma and its Affiliates, successors, assigns, employees, representatives and agents from and against any and all claims, causes of action, costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys’ fees, except as provided in Section 6.2 (Third Party Claims) below) arising out of or resulting from any personal injury, illness or death related to or associated with Mednet’s acts or omissions in the analysis, interpretation and reporting of ECG signals.

(b)                                 Indemnification by Transoma.  Transoma shall indemnify, hold harmless, defend and protect Mednet and its Affiliates, successors, assigns, employees, representatives and agents, from and against any and all claims, causes of action, costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys’ fees, except as provided in Section 6.2 (Third Party Claims) below) arising out of or resulting from any personal injury, illness or death related to or associated with the implantation or malfunction of any Product, except to the extent of any obligation imposed on Mednet under Section 6.1(a).

6.2.                              Third Party Claims.  If a claim by a third party is made against an indemnified Party and if the indemnified Party intends to seek indemnity with respect thereto under this Article 6, the indemnified Party shall promptly notify the indemnifying Party of such claim; provided, however, that the failure to give timely notice shall not affect the rights of the indemnified Party so long as such failure to give timely notice does not adversely affect the indemnifying Party’s ability to defend such claim against a third party.  The

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indemnifying Party shall be entitled to assume the defense thereof, with counsel selected by the indemnifying Party and reasonably satisfactory to the indemnified Party.  The indemnifying Party shall have control of the defense of any such action, including any appeals and negotiations for the settlement or compromise thereof and shall have full authority to enter into a binding settlement or compromise; provided, that the indemnifying Party shall not enter into any settlement or compromise without the indemnified Party’s consent, which consent shall not be unreasonably withheld, and in any event shall not be withheld if (i) such settlement includes an unconditional written release by the claimant or plaintiff of the indemnified Party and (ii) the full and sole relief provided is monetary damages that are paid in full by the indemnifying Party.  If the indemnifying Party assumes the defense of such claim, the indemnifying Party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified Party in connection with the defense thereof.  The indemnified Party may participate, at its own cost and expense, in the defense of any such claim; provided, however, that such defense shall be controlled by the indemnifying Party.

6.3.                              Cooperation as to Indemnified Liability.  Each Party shall cooperate fully with the other Party with respect to access to books, records, or other documentation within such Party’s control, if deemed reasonably necessary or appropriate by any Party in the defense of any claim that may give rise to indemnification hereunder.

6.4.                              Insurance.  On or before the Commercialization Date, the Parties shall determine mutually agreeable minimum limits of insurance coverage to be maintained by each Party commencing on the Commercialization Date and continuing through the term of this Agreement.   Such limits shall be set forth in a writing signed by both Parties, which shall constitute an addendum to this Agreement.  Each Party shall thereafter, upon request of the other Party, at its own expense, furnish the requesting Party a certificate of insurance evidencing that it such insurance in effect as of the Commercialization date and each year thereafter.

ARTICLE 7

WARRANTY AND AUDIT

7.1.                              Data Integrity.  Mednet hereby warrants to Transoma that as of the date hereof and throughout the term of this Agreement, all data provided to Transoma, to Providers and to patients shall be accurate and complete to at least the [******] level.

7.2.                              Audit Rights.

(a)                                  Mednet shall, on a quarterly basis, complete an audit of randomly selected samples of raw and analyzed data for the purpose of determining compliance with the warranty in Section 7.1 (Data Integrity) and accuracy of Mednet’s determination of patient condition.  Audits shall be performed by personnel of Mednet who were not involved in the initial analysis and review of such data.  Mednet shall provide the results of these audits to Transoma.

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(b)                                 Transoma shall be entitled, at Transoma’s option and sole expense, to provide for an independent audit of the nature described in Section 7.2(a).  Any such audit shall be performed on at least twenty (20) days’ prior written notice to Mednet and during normal business hours.

(c)                                  In the case of any identified discrepancy, Transoma and Mednet shall jointly identify and implement appropriate corrective action.  Subsequent audits shall verify the effectiveness of any such action taken.

(d)                                 Any audit findings required to be reported to the FDA or other regulatory body shall be provided promptly by Mednet in accordance with applicable laws and regulations.

ARTICLE 8

CONFIDENTIAL INFORMATION

8.1.                              Nondisclosure Agreement.  The Nondisclosure Agreement between the Parties effective as of November 4, 2004 is superseded in its entirety by this Article 8 and shall have no further force or effect.

8.2.                              Confidentiality.  “Disclosing Party” means the Party disclosing information to the other Party, and “Receiving Party” means the Party receiving such information.  “Confidential Information” means information that is not generally known and that is proprietary to the Disclosing Party, or that the Disclosing Party is obligated to treat as proprietary.  Specifically, Confidential Information shall include but not be limited to the Disclosing Party’s customer or prospect lists, marketing and selling tactics or strategies planned or employed by the Disclosing Party, sales figures, market projections, product designs, materials used in products and manufacturing processes, software and algorithms.  The Receiving Party’s duties shall apply only to Confidential Information that is: (i) disclosed by the Disclosing Party in writing and is marked to indicate it is confidential at the time of disclosure; or that is (ii) disclosed by the Disclosing Party in any other manner (including oral disclosure) and is indicated to be confidential at the time of disclosure and that the Disclosing Party identifies to the Receiving Party in a written memorandum summarizing the disclosure within thirty (30) days of disclosure; or (iii) disclosed in the form of tangible products or materials transmitted to the Receiving Party with a written memorandum summarizing the disclosure within thirty (30) days of disclosure.

8.3.                              Use and Disclosure of Confidential Information.  Except as specifically authorized by an authorized officer of the Disclosing Party, during the term of this Agreement and continuing for so long as such Confidential Information does not become publicly available through no fault of the Receiving Party, the Receiving Party shall not use or disclose Confidential Information to any person who is not an employee of the Receiving Party.  Upon expiration or termination of this Agreement, the Receiving Party shall promptly deliver to the Disclosing Party all records and any compositions, articles, devices, apparatus and other items that disclose, describe or embody Confidential

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Information or any Invention belonging to, or otherwise assigned to, the Disclosing Party hereunder, including all copies, reproductions and specimens of the Confidential Information in the Receiving Party’s possession, regardless of who prepared them, and shall promptly deliver any other property of the Disclosing Party in the Receiving Party’s possession, whether or not Confidential Information.  Alternatively, if any of the foregoing is impractical, the Receiving Party shall provide to the Disclosing Party a sworn statement verifying the permanent deletion of Confidential Information (e.g., data, software, etc.).

8.4.                              Exceptions.  This Agreement imposes no obligation upon the Receiving Party with respect to Confidential Information that: (i) was in the Receiving Party’s possession before receipt from the Disclosing Party (as evidenced by the Receiving Party’s written records); (ii) is or becomes available to the public through no fault of the Receiving Party; (iii) is received in good faith by the Receiving Party from a third party or source who had the right to provide it and is not subject to an obligation of confidentiality owed to the third party or source (as evidenced by the Receiving Party’s written records); or (iv) is independently developed by the Receiving Party without reference to Confidential Information received hereunder (as evidenced by the Receiving Party’s written records).

8.5.                              Degree of Care.  The Receiving Party shall protect Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure of Confidential Information, as the Receiving Party uses to protect its own confidential information of a like nature.

8.6.                              Required Disclosure.  In the event that the Receiving Party is required by judicial or administrative process to disclose Confidential Information, the Receiving Party shall promptly notify the Disclosing Party and allow the Disclosing Party a reasonable time to oppose such process.  If required under force of law, the Receiving Party must use best efforts to maintain the confidentiality of the Confidential Information by providing such Confidential Information under seal, protective order or under equivalent procedure.

8.7.                              Restrictions on Use of Transoma Confidential Information.  In addition to the other provisions of this Article 8, no Confidential Information supplied by Transoma to Mednet that pertains to [******] shall be used with or applied to any data other than that supplied by Transoma or through the Product, without the prior written consent of Transoma.  Further, Mednet shall not disassemble, decompile or reverse engineer any Confidential Information supplied by Transoma.

ARTICLE 9

DISPUTE RESOLUTION

9.1.                              Subject to Section 6.4 above and Sections 9.2 through 9.5 below, any dispute, controversy or claim (collectively referred to in this section as “Dispute”) arising out of this Agreement, the creation of this Agreement or any alleged breach of this Agreement shall be subject to the following process:

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(a)                                  Negotiation.  A Party may invoke the negotiation process by written notice given to the other Party.  Any such notice shall provide reasonable detail of the Dispute.  Within ten (10) days after receipt of such notice, the matter shall be submitted for resolution through negotiations between the following designees of each Party:

For Transoma:

For Mednet:

Such designees shall negotiate in good faith to resolve the matter within fifteen (15) calendar days (unless the Parties mutually agree to extend the negotiations).  The negotiations shall be considered to have failed if, after at least two (2) joint meetings, the designee of a Party determines that no reasonable resolution can be reached and provides written notice to the other Party of a request for mediation.

(b)                                 Mediation.  Any Disputes that cannot be resolved by the negotiation provisions in paragraph (a) above shall proceed to mediation.  Such mediation shall be conducted by one (1) mediator who shall be selected jointly by the Parties within ten (10) calendar days after notice of the request for mediation.  If the Parties cannot agree on a mediator, each Party shall select a mediator within five (5) calendar days after the Parties’ failure to agree upon a mediator.  The two mediators so selected shall appoint a single mediator who alone shall conduct the mediation.  The mediation shall be non-binding and shall commence within five (5) calendar days after the selection of the mediator.  A Party shall attend the mediation through one or more persons who have the authority to settle the Dispute for the respective Party.  The mediation shall continue until the earlier of (a) thirty (30) calendar days after selection of the mediator, or (b) the date the Dispute is settled or the mediator declares that the Parties are at an impasse and not all Disputes can be resolved.  The expenses of the mediation shall be shared equally by the Parties.  All mediation pursuant to this Agreement shall occur in Minneapolis, Minnesota.

(c)                                  Arbitration.  Any Dispute which is not resolved by mediation under paragraph (b) above shall proceed to binding arbitration.  Such arbitration shall be conducted in accordance with Minnesota Statutes, Chapter 572 and, to the extent inconsistent with Minnesota law, the Rules for the Resolution of Commercial Disputes of the American Arbitration Association (“AAA”).  The arbitration shall be conducted by one (1) arbitrator.  If the Parties cannot agree on an arbitrator, each Party shall select an arbitrator within five (5) calendar days after the Parties’ failure to agree upon an arbitrator.  The two arbitrators so selected shall appoint a single arbitrator who alone shall conduct the arbitration.  Each Party shall be responsible for payment for its own attorneys or other advisors and for its appointed arbitrator.  The expenses and fees of the sole arbitrator and of the arbitration proceeding shall be shared equally by each of the Parties.  To the extent permitted by law, the Parties agree that grounds for vacating, modifying or correcting an award of the

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arbitrator shall include a manifestly incorrect determination of material fact by the arbitrator if such determination would have resulted in a materially different outcome in the arbitration, or a failure of the arbitrator to correctly apply applicable law, in addition to those stated in Minnesota Statutes, Sections 572.19 and 572.20.  Any award in arbitration may grant specific performance or other equitable remedy if the arbitrator so determines.  The Parties agree that any such award shall not include or allow extracontractual or punitive damages.  All arbitration pursuant to this Agreement shall occur in Minneapolis, Minnesota, unless otherwise agreed to by the Parties.

9.2                                 Any Dispute relating to a Party’s termination of this Agreement under Article 5 shall immediately proceed to arbitration pursuant to Section 9.1(c).

9.3                                 “Dispute” shall not include (a) a cross-claim or counterclaim by one Party against the other Party, or (b) any claim for indemnification pursuant to Article 6.

ARTICLE 10

MISCELLANEOUS

10.1.                        Relationship.  This Agreement does not make either Party the employee, agent or legal representative of the other for any purpose whatsoever.  Neither Party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other Party.  In fulfilling its obligations pursuant to this Agreement each Party shall be acting as an independent contractor.

10.2.                        Non-Solicitation.  During the term of this Agreement and for a period of twelve (12) months thereafter, each Party shall not, directly or indirectly, as an agent, consultant, or in any other capacity, participate in any way whatsoever in inducing or attempting to induce any employee of the other Party to terminate employment with such other Party.

10.3.                        Disputes.  Subject to Section 2.6 (Joint Obligations of Transoma and Mednet), any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, expiration, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date of this Agreement by a single arbitrator who shall be appointed in accordance with such rules.  The place of arbitration shall be Minneapolis, Minnesota.

10.4.                        Governing Law.  This Agreement shall be governed by, and interpreted and construed in accordance with the laws of the State of Minnesota.

10.5.                        Successors and Assigns.  This Agreement is binding on and inures to the benefit of each Party’s successors and assigns.

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10.6.                        Assignment.  Neither Party may assign or otherwise transfer its rights and obligations under this Agreement, without the other Party’s prior written consent, except that either Party may assign or transfer this Agreement in connection with a merger, consolidation, assignment, sale or other disposition of substantially all of its assets or business without the other Party’s prior written consent; provided, that the assigning or transferring Party shall provide the other Party at least thirty (30) days’ prior written notice of any such transaction or any change in ownership of 50% or more of such Party’s outstanding stock.

10.7.                        Notices.  Notice permitted or required to be given under this Agreement shall be deemed sufficient if given in writing by facsimile, commercial air delivery service or by registered or certified air mail, postage prepaid, return receipt requested, addressed to the respective addresses of the Parties set forth below or at such other address as the respective Parties may designate by like notice from time to time.  Notices so given shall be effective upon the earlier of:  (a) receipt by the Party to which notice is given (which, in the instance of a facsimile, shall be deemed to have occurred at the time that the machine transmitting the facsimile verifies a successful transmission of the facsimile); (b) on the fourth business day following the date such notice was deposited in the mail; or (c) on the second business day following the date such notice was delivered to a recognized commercial overnight delivery service.  Notices shall be given as follows:

If to Mednet:	Mednet Healthcare Technologies, Inc.
275 Phillips Boulevard
Ewing, New Jersey 08618
Attn: Brian Pike
Fax: (800) 606-5511

If to Transoma:	Transoma Medical, Inc.
4211 Lexington Avenue North, Suite 2244
St. Paul, Minnesota 55126-6164
Attn: Brian Brockway
Fax: (651) 481-7444

10.8.                        Entire Agreement.  This Agreement, including any Statement of Work and other exhibits attached hereto and incorporated as an integral part of this Agreement, supersedes all previous and contemporaneous oral negotiations, commitments, writing and understanding between the Parties concerning the matters in this Agreement, including without limitation, any policy or personnel manuals of Transoma.  In the event of a conflict between any Statement of Work and this Agreement, the Agreement should control, except to the extent such Statement of Work expressly amends this Agreement.

10.9.                        Amendment.  This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, other than by written amendment signed by the Parties hereto, except as expressly provided in this Agreement.

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10.10.                  Severability.  In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions of this Agreement substantially violates, comprises an integral part of or is otherwise inseparable from the remainder of this Agreement.

10.11.                  Counterparts.  This Agreement may be executed in two or more counterparts, and each such counterpart shall be deemed an original hereof.

10.12.                  Waiver.  No failure by either Party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

10.13.                  Publications.  Mednet shall have no right to publish the results of the work under this Agreement other than as contemplated herein without prior written consent of Transoma, which consent shall not be unreasonably withheld.

10.14                     Amendment and Restatement of Original Agreement.  The Original Agreement is hereby amended and restated in its entirety, as of the date of this Agreement, and shall be superseded from and after the date of this Agreement by the terms and provisions hereof.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

TRANSOMA MEDICAL, INC.		MEDNET HEALTHCARE TECHNOLOGIES, INC.

By:	/s/ Brian P. Brockway	By:	/s/ Frank Movizzo

Printed Name:	Brian P. Brockway	Printed Name:	Frank Movizzo

Its:	President and CEO	Its:	CEO

[Signature Page to Amended and Restated Collaboration and Services Agreement]

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EXHIBIT A

DEVELOPMENT STATEMENT OF WORK

This Development Statement of Work Relates directly to the Collaboration and Services Agreement dated February 27, 2006, as amended and restated June 26, 2007.

SCOPE

Mednet shall work with Transoma to develop and/or modify Mednet’s internal systems to support the processing of ECG signals transmitted from the Buddy implantable ECG device.

DEVELOPMENT POINTS OF CONTACT

Transoma and Mednet shall each identify and mutually agree upon designated individuals as primary points of contact.

NATURE OF WORK

The following outline generally lists development activities that have been agreed upon by Mednet and Transoma:

•                  Mednet and Transoma shall each perform such due diligence as reasonably necessary to confirm the services contemplated by this Agreement do not infringe on the intellectual property rights of any third party.

•                  Mednet and Transoma shall each provide experts who shall collaborate on reimbursement strategy.

•                  Mednet and Transoma shall jointly develop the format of the co-branded reports to be provided to Providers and patients, subject to final approval by an authorized representative of each Party.

•                  Mednet’s and Transoma’s development teams shall collaborate with each other in a timely manner.

•                  Mednet and Transoma shall develop and provide mutual sign-off of key system interface documents.

•                  Mednet shall support test-level access to server data for pre-commercialization product development.

•                  Mednet shall provide Transoma copies of the Mednet System Test Plan and Test Report.

Detailed schedules shall be developed and shall list activities at about one-week granularity and identify deliverables and when they shall be delivered.

A-1

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EXPENSES

Except as specifically provided for under the Agreement, each Party shall be responsible for its own expenses during the Development Period.

REPORTING

On at least a bi-weekly basis, Mednet and Transoma representatives shall communicate regarding the status of development activities.

DEVELOPMENT PERIOD DELIVERABLES

Creation and refinement of the deliverables list shall result from detailed schedule development by, and discussions between, Mednet and Transoma personnel.  The Parties agree to work together to define additional commercialization phase deliverables of performance during the Development Period.

The process of sharing patient registration and equipment tracking codes shall be defined during the Development Period.

Mednet’s work shall be controlled using Mednet’s own quality system.

A-2

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EXHIBIT A-1

ADDENDUM TO DEVELOPMENT STATEMENT OF WORK

This Addendum to Development Statement of Work relates directly to the Amended and Restated Collaboration and Services Agreement dated June 26, 2007.  To the extent any conflict exists between Exhibit A and this Exhibit A-1, this Exhibit A-1 shall control.

STATEMENT OF DEVELOPMENT WORK

Mednet shall develop a web presence with rhythm strip review of data collected from Products that incorporates arrhythmia identification, integrated presentation and data handling.  This system shall conform to the business processes, work flows and web presence required by Transoma and shall conform to commonly accepted standards for medical data security and traceability as of the Commercialization Date.

•                  The look and feel of the Complete System will be specified by Transoma, collaboratively developed by Transoma and Mednet and will be implemented by Mednet.

•                  Mednet shall apply for and obtain whatever certifications and/or approvals as are necessary (as collaboratively determined by Transoma and Mednet) to ensure that the Complete System is ready for use in the United States and internationally by no later than August 1, 2007.

DEVELOPMENT POINTS OF CONTACT

Transoma and Mednet shall each identify and mutually agree upon designated individuals as primary points of contact for management of day-to-day collaboration activities.

The points of contact shall have authority to:

•                  Delegate point of contact authority for any or all of the project responsibilities.

•                  Have project level decision making authority within each organization.

NATURE OF WORK

•                  Through a collaborative effort of Mednet and Transoma, details shall be defined for:

•                  Web presence.

•                  Work flows.

•                  Business processes.

•                  Mednet shall be responsible for creating, managing and maintaining any and all contractual relationships with subcontractors and consultants.

•                  Mednet work shall be controlled under the Mednet Quality System.

•                  Mednet shall accommodate Transoma’s review of Mednet’s quality system and provide evidence of corrective actions if required by Transoma.

•                  Report formats and information presentation screens shall be defined by Transoma in collaboration with Mednet and in accordance with the Collaboration Agreement.

•                  Mednet and Transoma development teams shall collaborate and communicate acknowledgments in a timely manner.

•                  Mednet shall develop a mutually agreeable sign-off process for key interface documents.

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•                  Mednet shall support test-level access to server data for pre-commercialization product development.

•                  Design reviews will be held at a mutually agreed upon location.

DEVELOPMENT EXPENSES

Except as specifically provided for under the Collaboration Agreement, each Party shall be responsible for its own expenses during the Development Period.

PROGRESS REPORTING

On at least a bi-weekly basis, Mednet and Transoma project points of contact shall communicate regarding the status of development activities.

DEVELOPMENT PERIOD DELIVERABLES

With respect to each deliverable (including any update or upgrade thereof), Mednet shall certify in writing to Transoma that a particular item, subject to Transoma’s acceptance testing, has been delivered to Transoma and is ready for acceptance testing.

Minimum Mednet deliverables:

The Complete System (including but not limited to all software and, unless otherwise stated below, Development Materials ) consisting of the following applications:

•                  [******].  This deliverable is considered a Black Box Component and will include Black Box Component Deliverables and not Development Materials.

•                  Transoma Physician Web Portal – developed, installed and operational as reflected in Attachment 1 to this Statement of Work.

•                  ECG Editing Tools - integrated with the Transoma Physician Web Portal for physician data editing of posted patient ECGs.  Tools include [******].  This deliverable is considered a Black Box Component and will include Black Box Component Deliverables and not Development Materials.

•                  [******].  This deliverable is considered a Black Box Component and will include Black Box Component Deliverables and not Development Materials.

•                  [******].

Additional deliverables as determined by the Parties after the effective date of this Addendum.

TERM AND TERMINATION

Commercialization of pieces of the development work may occur prior to completion of all development work.  Unless earlier terminated pursuant to Section 5.2 of the Collaboration Agreement, this Statement of Work shall continue until the completion of the Development Period.

SPECIFICATIONS

Additional project specifications may be developed during the Development Period.

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DEVELOPMENT FEES

Upon execution of the Amended and Restated Collaboration and Services Agreement, Transoma shall pay Mednet a development fee of [******].

MILESTONE SCHEDULE AND PAYMENTS

Transoma shall pay Mednet the following development fees upon demonstration to Transoma’s satisfaction of completion of the following key milestones, pursuant to the completion criteria described below.

[******]

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ATTACHMENT 1 TO

DEVELOPMENT STATEMENT OF WORK

TRANSOMA PHYSICIAN WEB PORTAL VIEWS

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EXHIBIT B

COMMERCIALIZATION STATEMENT OF WORK

This Commercialization Statement of Work Relates directly to the Collaboration and Services Agreement dated February 27, 2006, as amended and restated June 26, 2007 and is effective as of the Commercialization Date.

SCOPE

Mednet shall perform ECG signal processing transmitted from the Buddy implantable ECG device, store, analyze and certify the resulting data and provide reports to Providers and Transoma in such forms as are mutually agreed upon by Transoma and Mednet.

DEVELOPMENT POINTS OF CONTACT

Transoma and Mednet shall each identify and mutually agree upon designated individuals as primary points of contact.

NATURE OF WORK

The following outline generally lists activities that have been agreed upon by Mednet and Transoma:

•                  [******].

•                  [******].

•                  All manual data analysis shall be completed by a trained data review operator (as evidenced by Mednet’s written documentation provided to Transoma on a quarterly basis) and certified by a Mednet staff physician, in accordance with Mednet’s systems.

•                  Transoma shall provide to Mednet on a consignment basis a supply of replacement components for the Product.  Upon request by Transoma or a Provider, Mednet shall make a reasonable effort to deliver the requested component(s) to the Provider within five (5) days (inclusive of shipping).  Mednet shall be responsible for shipping costs.

•                  Mednet shall return to Transoma, within twenty-one (21) days of receipt, any Transoma equipment returned to Mednet by a Provider or patient.

•                  Mednet shall provide and maintain a 24/7 Provider and patient customer care service for post-implant procedure matters.  Such service shall provide a toll free call-in number with at most a two-tier referral process.

•                  Transoma shall provide 24/7 call center support to Providers for matters relating to the Product implant procedure.

•                  Transoma shall provide implant data to Mednet for patient enrollment purposes.

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•                  Mednet shall support test-level access to server data for post-commercialization product improvements.

•                  Mednet shall track association of patients with Providers.

•                  Mednet shall support at-home equipment installation using printed materials as well as telephone support.

•                  Mednet shall confirm system operation and follow-up with patients that are not on the system within an agreed-upon amount of time.

•                  Mednet shall ensure that each patient is properly registered and shall confirm the accuracy of critical information.

•                  Mednet shall maintain individual means to alert Providers about individual compliance deviations.

•                  Mednet shall communicate collected and processed patient data to Providers on an ongoing basis for the duration of reimbursement availability or device implant, whichever is shorter.

•                  Mednet shall track equipment associated with each patient and track each patient’s equipment history.

•                  Mednet shall archive collected data for the duration set forth under the applicable CMS guidelines for data retention or, if no such guidelines are applicable, for at least seven (7) years.

•                  Mednet shall maintain validated, high-availability data communication and connectivity capabilities for receiving patient data.  Data connection specifics and subsequent changes shall be communicated to Transoma.

•                  Mednet shall ensure suitable disaster management plans are continuously in place and coordinated with Transoma performance expectations.

EXPENSES

Except as specifically provided for under the Agreement, each Party shall be responsible for its own expenses incurred under this Commercialization Statement of Work.

REPORTING

On at least a quarterly basis, Mednet and Transoma representatives shall communicate regarding the status of activities under this Commercialization Statement of Work.

COMMERCIALIZATION PHASE DELIVERABLES

The following outline is an example list of deliverables that Transoma requires of Mednet.  Refinement of the deliverables list shall result from detailed discussions between and schedule development by Mednet and Transoma personnel.

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•                  On a quarterly basis and at Transoma’s reasonable request for cause (in any case not more frequently than on a monthly basis), copies of all raw and analyzed patient data obtained by Mednet using Transoma-developed technology.  Such patient data shall be “de-identified”, as defined in HIPAA and shall not include any of the following identifiers of the patient or of the patient’s relatives, employers or household members:

•                  Names;

•                  All geographic subdivisions smaller than a State, including street address, city, county, precinct, zip code, and their equivalent geocodes, except for the initial three digits of a zip code if, according to the current publicly available data from the Bureau of the Census:

•                  The geographic unit formed by combining all zip codes with the same three initial digits contains more than 20,000 people; and

•                  The initial three digits of a zip code for all such geographic units containing 20,000 or fewer people is changed to 000.

•                  All elements of dates (except year) for dates directly related to an individual, including birth date, admission date, discharge date, date of death; and all ages over 89 and all elements of dates (including year) indicative of such age, except that such ages and elements may be aggregated into a single category of age 90 or older;

•                  Telephone numbers;

•                  Fax numbers;

•                  Electronic mail addresses;

•                  Social security numbers;

•                  Medical record numbers;

•                  Health plan beneficiary numbers;

•                  Account numbers;

•                  Certificate/license numbers;

•                  Vehicle identifiers and serial numbers, including license plate numbers;

•                  Device identifiers and serial numbers;

•                  Web Universal Resource Locators (URLs);

•                  Internet Protocol (IP) address numbers;

•                  Biometric identifiers, including finger and voice prints;

•                  Full face photographic images and any comparable images;

•                  Any other unique identifying number, characteristic, or code; and

•                  Mednet does not have actual knowledge that the information could be used alone or in combination with other information to identify an individual who is a subject of the information.

•                  On a quarterly basis, the results of a quarterly audit for data interpretation accuracy.

•                  On a quarterly basis, Transoma shall provide to Mednet a forecast for service demand and any other information mutually agreed upon by Transoma and Mednet.

•                  Any additional deliverables as agreed upon pursuant to the Development Statement of Work.

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EXHIBIT B-1

ADDENDUM TO COMMERCIALIZATION STATEMENT OF WORK

This Addendum to Commercialization Statement of Work relates directly to the Amended and Restated Collaboration and Services Agreement dated June 26, 2007.  To the extent any conflict exists between Exhibit B and this Exhibit B-1, this Exhibit B-1 shall control.

SERVICES

•                  Customer Service:  Mednet shall staff and handle all forwarded calls on weekdays after business hours, weekends and U.S. holidays for patients, hospital staff and other medical personnel (other than implanting physicians with urgent procedure-related calls). Business hours are from Monday through Friday, 8:00 AM until 5:00 PM Central time. U.S. holidays are considered to be New Year’s Day, Memorial Day, Independence Day (and two days prior or post), Labor Day, Thanksgiving, the day after Thanksgiving, Christmas Eve and Christmas Day.

•                  Technical Support:  Mednet shall provide all first-line technical support on a 24/7 basis.  Technical support shall be available in English and Spanish.

•                  Data Analysis:  [******].

•                  System Maintenance:  Mednet shall be responsible for patient/device data setup and maintenance of patient/device data on the web.

•                  Web Hosting:  Hosting services shall be provided for Transoma through Mednet who will contract with appropriate domestic or international providers as appropriate.  International data hosting services, requirements, arrangements and costs shall be collaborated upon by Transoma and Mednet.  Hosting services shall provide:

•                  24/7 maintenance staff

•                  Toll-free dial-in numbers for use with activators

•                  Modem banks to receive incoming activator data transmissions

•                  Periodic data back-up services

•                  Country appropriate data handling procedures for patient data security

•                  Mednet shall enroll Transoma patients onto Mednet’s system in accordance with the requirements set forth in Attachment 1 to this Addendum.

•                  Mednet shall provide monitoring services and all other services described above for every Transoma patient enrolled onto Mednet’s system in accordance with the requirements set forth in Attachment 1 to this Addendum.

FEES AND PAYMENT

•                  Mednet shall be solely responsible for obtaining reimbursement for services provided to patients monitored with a Product.

•                  Mednet shall provide Transoma on a quarterly basis tracking information about insurers that are not paying for services provided to patients monitored with a Product.

•                  Transoma shall reimburse Mednet for Mednet’s actual telecom costs incurred for patients implanted with devices of the current generation of Product.

•                  During the first three years following the Commercialization Date, Transoma shall pay Mednet for data hosting services as set forth in Attachment 1 to this Addendum:

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•                  Raw data access fee, hosting services, and first line patient technical support: [******]  per patient

•                  A minimum of [******] in data hosting fees (representing [******] enrolled patients at [******] per patient) shall be payable by Transoma.  In the event that fewer than [******] patients are enrolled onto the Mednet system over the Term of the Collaboration Agreement, Transoma shall pay to Mednet the difference between [******] and the total data hosting fees paid during the Term.

•                  Mednet shall invoice Transoma on a monthly basis for new patients connected to the Mednet system in a calendar month.  Transoma shall pay [******] days net.

•                  [******].

•                  [******].

	Sensitivity	Positive Predictivity
Phase 1 Functionalities:
[******]	[******]	[******]
[******]	[******]	[******]
[******]	[******]	[******]
[******]	[******]	[******]
[******]	[******]	[******]
Phase 2 Additional Functionalities:
[******]	[******]	[******]
[******]	[******]	[******]

•                  [******].

•                  Determination of Performance.  The performance levels set forth above shall be tested solely by Mednet (using protocols developed solely by Mednet) using MIT-BIH, AHA, NST (MIT-BIH) data sets, and the results of all such tests shall be promptly provided to Transoma for its review.

•                  Performance Level Audits.  At Transoma’s option and expense, Transoma shall be entitled to (a) periodically audit performance during commercialization, which audit shall be comprised of either a partial or complete review of data with associated analysis and shall be based on the judgment of a trained reviewer; provided, however, that any such audits shall be conducted during normal business hours and shall not unreasonably interfere in Mednet’s business, and (b) participate (in an observer’s role) in any audit by Mednet of any of Mednet’s suppliers or subcontractors.

•                  Performance Failure; Remedies.  Transoma shall provide written notice to Mednet within 30 days following its determination that performance falls below the levels set forth above, and that such failure is due to a [******] (such 30-day period, the “Notice Period”).  If the performance failure is not remedied within 90 days following the end of the Notice Period, Transoma may, at its option, (a) terminate, without payment or penalty of any kind, the Collaboration Agreement, the Amendment [******] and any of its obligations in connection therewith, or (b) [******], but without any obligation to make the associated [******] unless and until Transoma determines that the performance failure has been remedied.  Any incremental development costs and responsibilities associated with the redevelopment and reestablishment of the performance levels set forth above shall be negotiated on a case-by-case basis.  The remedies set forth in this section are in addition to any other remedies set forth in the Collaboration Agreement.

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REPORT AND PORTAL FORMATTING

•                  Mednet shall follow a style guide supplied by Transoma for formatting reports and web portal views that are supplied to physicians to allow limited report customization.  Transoma may require Mednet to revise the style guide from time to time.  Mednet shall charge Transoma [******] per hour for such revision work.

•                  Mednet shall provide several specific report templates that are physician selectable.

•                  Providers may only be allowed to modify report content by one of the following methods:

•                  Call the Mednet service center and discuss changes.  If Mednet agrees with changes a revised report will be issued.

•                  Alternatively, physician changes can be made on-line with tracked edit history.

SERVICE LEVELS

•                  Mednet guarantees the following:

[******]

In the event Mednet fails to fulfill the above guaranteed service levels, Transoma may, without payment or penalty of any kind and in its sole discretion, take one or more of the following actions:

•                  Terminate the Collaboration Agreement, the Amendment or any Statement of Work; and

•                  Assess a per-instance fee of [******]  thereafter, such amount agreed upon by the Parties as representing liquidated damages resulting from Mednet’s failure to fulfill the guaranteed service levels.

SALES AND DISTRIBUTION

•                  Mednet shall make its CardioStation and eCardioStation products available for sale to domestic and international Providers.

•                  At Transoma’s option, Transoma may agree to become a distributor of the CardioStation and eCardioStation products, upon mutually agreeable terms and consistent with the terms of the Amendment.  In addition, Transoma shall have the option to brand the eCardioStation and CardioStation specific to Transoma’s products.

•                  Transoma may use the Mednet sales force to co-market in Mednet accounts under condition of oversight by the Mednet Vice President of Sales.

TERM AND TERMINATION

Unless earlier terminated pursuant to Section 5.2 of the Collaboration Agreement, this Statement of Work shall continue until the Collaboration Agreement is terminated.

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ATTACHMENT 1 TO
COMMERCIALIZATION STATEMENT OF WORK

DATA HOSTING SERVICES FEES

Mednet Scenario Table - Confidential

June 8, 2007

[******]/[******]	Scenario	Reimbursement Status Under Current Language	Cost, assuming that the patient is enrolled (Unless otherwise indicated, fees are [******].)
[******]/[******]	[******] patients [******]	Guaranteed to be monitored by Mednet with full over read under all circumstances	$[******] hosting fee and first line technical support per patient enrolled.
[******]/[******]	All patients [******], assuming [******]	Mednet is obligated to enroll these patients and provide full over read.	$[******] hosting fee and first line technical support per patient enrolled.
[******]/[******]	All patients [******], assuming [******]	Mednet will enroll any patient requested by Transoma, provided that Transoma agrees to pay as indicated to the right	$[******] hosting fee and first line patient technical support per patient enrolled, or; $[******] per patient enrolled if [******], not to exceed $[******]
[******]/[******]	All patients [******] assuming [******]	Mednet is obligated to enroll these patients and provide full over read, [******].	$[******] hosting fee and first line technical support per patient enrolled.
[******]/[******]	All patients [******], assuming [******]	Mednet will enroll any patient requested by Transoma, provided that Transoma agrees to pay as indicated to the right	$[******] hosting fee and first line technical support per patient enrolled and [******], or; $[******] per patient enrolled if [******], not to exceed $[******].
[******]/[******]	All patients [******], assuming [******]	Mednet is obligated to enroll these patients and [******]	$[******] hosting fee and first line technical support per patient enrolled

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION,

ASTERISKS DENOTE SUCH OMISSIONS

Mednet Scenario Table - Confidential

June 8, 2007

[******]/[******]	All patients [******], assuming [******]	Mednet will enroll any patient requested by Transoma, provided that Transoma agrees to pay as indicated to the right. Mednet will [******]. If requested by Transoma, [******]	$[******] hosting fee and first line technical support per patient enrolled and [******], or; $[******]per patient enrolled if [******], not to exceed $[******].
[******]	Patients [******]	Mednet will enroll any patient requested by Transoma, provided that Transoma agrees to pay as indicated to the right	$[******] per patient if [******] $[******] per patient if [******]
[******]	Patients [******]	Mednet will enroll any patient requested by Transoma, provided that Transoma agrees to pay as indicated to the right	$[******] hosting fee and first line technical support per patient enrolled and [******]. [******].

The services and costs described above with respect to [******] are based on the following assumptions:

•      [******].

[******].